ForeInvestors Choice Variable Annuity

Supplement Dated February 2, 2021

to your Prospectus and Statement of Additional Information

Dated May 1, 2020, as supplemented to date

On February 1, 2021, Global Atlantic Financial Group Limited was acquired by a subsidiary of KKR & Co. Inc. (the “Transaction”).

Accordingly, effective February 1, 2021, Forethought Life Insurance Company (“Forethought”) became an indirect majority owned subsidiary of KKR & Co. Inc.  In addition, Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are now indirect, majority-owned subsidiaries of KKR & Co. Inc.  Forethought will continue to administer and provide all contractual benefits of your annuity.  The terms, features and benefits of your annuity contract will NOT change as a result of the Transaction.

Prospectus

The following replaces the first paragraph under the heading “The Company” in section 3 entitled “Management of the Contract” on page 9 of the prospectus:

We are a life insurance company engaged in the business of writing life insurance and individual variable, fixed and fixed indexed annuities.  Forethought Life Insurance Company is authorized to do business in 49 states of the United States, the District of Columbia and Puerto Rico.  Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986.  We have offices located in Indianapolis and Batesville, Indiana; Houston, Texas; Hartford, Connecticut and Berwyn, Pennsylvania.  KKR & Co. Inc. is the ultimate controlling entity of Forethought Life Insurance Company.

The following replaces the second paragraph under subsection “f. Business Continuity Risk” in section 7 entitled “Additional Information” on page 46 of the prospectus:

The continuing spread of the Coronavirus could have a material adverse impact on the global economy, and could have a material adverse effect on the liquidity, financial condition and operating results of the Company and our parent companies, Global Atlantic Financial Group Limited and KKR & Co. Inc., due to increased mortality and, in certain cases, morbidity rates and/or its impact on the economy and financial markets.  In particular, increased market volatility and changes in interest rates, credit spreads and asset prices due to the Coronavirus pandemic could have an adverse impact on our investment portfolio.  The pandemic may impact mortality, morbidity and policyholder behavior in unexpected ways, including with respect to annuities.  In addition, the operations of the Company in certain jurisdictions could be adversely impacted, including through quarantine measures and travel restrictions imposed in particular on key personnel of the Company, and any related health issues of such personnel. In addition, the Company’s operations could be disrupted if any key personnel members contract the

Coronavirus and/or any other infectious disease.  Similar consequences may arise with respect to other comparable infectious diseases.

Statement of Additional Information

The following replaces the first paragraph under the heading “The Company” in the section entitled “General Information” on page 2 of the Statement of Additional Information:

We are a life insurance company engaged in the business of writing life insurance and individual variable, fixed and fixed indexed annuities.  Forethought Life Insurance Company is authorized to do business in 49 states of the United States, and the District of Columbia.  Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986.  We have offices located in Indianapolis and Batesville, Indiana; Houston, Texas; Hartford, Connecticut and Berwyn, Pennsylvania.  Commonwealth Annuity and Life Insurance Company (“CWA”), a Massachusetts company, owns 100% of the Company.  CWA is a direct, wholly owned subsidiary of Global Atlantic (Fin) Company (“GAFC”), which in turn is a direct, wholly owned subsidiary of Global Atlantic Financial Limited, which in turn is a direct, wholly owned subsidiary of Global Atlantic Financial Group Limited (“GAFGL”).  GAFGL is a direct, wholly owned subsidiary of The Global Atlantic Financial Group LLC, which is majority-owned by KKR Magnolia Holdings LLC, which in turn is a subsidiary of KKR & Co. Inc.

On December 16, 2020, the Indiana Department of Insurance approved the acquisition of Forethought Life Insurance Company by a subsidiary of KKR and the entry of Forethought and a subsidiary of KKR into an investment management agreement.  The Indiana Department of Insurance’s approval was conditioned on Forethought submitting to the Indiana Department of Insurance, until December 16, 2022, any severance package offered to an Indiana resident employee who was an employee of Forethought as of December 16, 2020 and who is proposed to be separated without cause from employment with Forethought or any affiliate of Forethought between December 16, 2020 and December 16, 2022. Any such employee cannot be terminated until the proposed severance package is approved by the Indiana Department of Insurance.

The following replaces the first paragraph under the heading “Principal Underwriter” in the section entitled “General Information” on page 2 of the Statement of Additional Information:

The Contracts, which are offered continuously, are distributed by Global Atlantic Distributors, LLC.  Global Atlantic Distributors, LLC serves as Principal Underwriter for the securities issued with respect to the Separate Account.  Global Atlantic Distributors, LLC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc.  KKR & Co. Inc. is the ultimate controlling entity of Global Atlantic Distributors, LLC.

We are affiliated with Global Atlantic Distributors, LLC because we are under common control.

This Supplement Should Be Retained for Future Reference.

FIC-020221-KKR